INTERNATIONAL

                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.

             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

                                              [ADVANTUS CAPITAL MANAGEMENT LOGO]

BALANCED
[GRAPHIC]

ADVANTUS INTERNATIONAL BALANCED FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                       2

INVESTMENTS IN SECURITIES                8

STATEMENT OF ASSETS AND LIABILITIES     13

STATEMENT OF OPERATIONS                 14

STATEMENTS OF CHANGES IN NET ASSETS     15

NOTES TO FINANCIAL STATEMENTS           16

INDEPENDENT AUDITORS' REPORT            22

FEDERAL INCOME TAX INFORMATION          23

SHAREHOLDER SERVICES                    25

LETTER FROM THE PRESIDENT

                                              [PHOTOGRAPH OF WILLIAM N. WESTOFF]

Dear Shareholder:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.5 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE UPDATE

[PHOTOGRAPH OF GARY R. CLEMONS]
[PHOTOGRAPH OF UMRAN DEMIRORS]
[PHOTOGRAPH OF EDGERTON TUCKER SCOTT III]

GARY R. CLEMONS, UMRAN DEMIRORS AND EDGERTON TUCKER SCOTT III,
CFA PORTFOLIO MANAGERS TEMPLETON INVESTMENT COUNSEL, INC.

The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The Fund seeks to achieve its objective by investing in equity and debt securities issued by large and small international companies and government agencies. While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Templeton Investment Counsel, Inc. provides investment advice to the Fund under a subadvisory agreement.

  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus International Balanced Fund's performance for the year ended September 30, 2001 for each class of shares offered was as follows:

          Class A                                      -10.57 percent*
          Class B                                      -11.29 percent*
          Class C                                      -11.27 percent*

By comparison, an international equity index, the MSCI EAFE Index,** returned -28.28 percent, and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned 4.63 percent for the same period.

The Porfolio allocation at September 30, 2001 was 58.80 percent equity, 39.50 percent fixed income with the remaining portion in short-term instruments and cash.

PERFORMANCE ANALYSIS

While the third quarter of 2001 posed significant, as well as unforeseen, obstacles to global equity investors, there were already clear signs of weakness on both economic and corporate fronts. Global growth slowed over the past year and a hoped-for stabilization in corporate profitability remained elusive. At the same time, companies around the world continued to announce layoffs, threatening to undermine consumer confidence, which had been pivotal in supporting economic growth. The horrific attacks, in addition to inflicting immense human suffering, exacerbated the situation in the world's equity markets, which fell sharply and fairly indiscriminately in the weeks that followed. All major industry sectors declined, with the exception of utilities in the year ended September 30, 2001.

From an equity perspective, the Fund's relative performance was helped by its underweight position and "less negative" performance in information technology and consumer cyclical companies, which were the poorest sectors during the period. However, overweight positions in industrial and materials, as well as the poor relative performance of our financial holdings detracted from the Fund's relative performance.

While your Fund has been well protected from the demise of the technology, telecom and Internet bubble over the past year, our recent building of a relative overweight in the economically sensitive capital goods and materials industries (i.e., manufacturing and machinery, paper, minerals, and building materials) has caused the Fund to give up some performance. Up until September, these Fund holdings had generally contributed positively to relative performance. However, renewed uncertainty about the intermediate economic outlook after the attacks put great pressure on these stocks during the final weeks of the quarter as near term earnings estimates were sharply reduced. We are confident that over the longer term the Fund will benefit from the exposure to what we believe are some very high-quality and undervalued companies in these sectors. Over the past year, the primary driver of excess returns compared to the index has been overall stock selection, particularly in Europe. In addition, while our Asian holdings have been poor performers on an absolute basis our relative performance has been helped by a large underweighting in Japan due to our inability to identify significant value opportunities. The biggest detractor from relative performance has been our single digit weighting in emerging markets equities, which reduced relative performance over the past year.

The U.S. Treasury yield curve shifted downward with a steepening twist as short-term rates fell more than those on the long-end of the curve. The curve's reshaping was mostly driven by the Federal Reserve's easing of monetary policy. The Fed reduced the Fed Funds rate by 350 basis points (3.50 percent) from 6.50 percent to 3.00 percent during the year ended September 30, 2001. Meanwhile, the Euroland benchmark yield curve also steepened, after being flat, as short-term to medium-term rates fell as the ECB lowered its reference interest rate by 100 basis points (1.00 percent) from 4.75 percent to 3.75 percent. Long-term rates however remained relatively unchanged.

European bonds rose 10.86 percent in U.S. dollar terms, as European bond markets offered positive returns in local currency terms and the Euro appreciated by
3.26 percent against the dollar. Performance was consistent across the region. Euro Area bonds, including German, Italian, French and Spanish bonds, rose approximately 10.72 percent in U.S. dollar terms. The U.K. index outperformed slightly, rising 10.96 percent in U.S. dollar terms as the Bank of England reduced its official interest rate by 125 basis points (1.25 percent) from 6.00 percent to 4.75 percent during the fiscal year. The British Pound remained relatively unchanged against the dollar. The Japanese Index fell 4.66 percent in U.S. dollar terms because of weakness in the Japanese Yen as mentioned above. The dollar-bloc bond markets underperformed the U.S. and European bond markets in U.S. dollar terms because of weakness in their respective currencies. Australian, Canadian, and New Zealand bonds rose .85 percent, 3.85 percent and
9.18 percent, respectively during the year.

OUTLOOK

The global monetary policy easing cycle discussed above has been led by the Federal Reserve in response to a slowing U.S. economy. Unlike previous economic downturns in the U.S., which were generally driven by a reduction in consumption, this slowdown resulted from a reduction in business investment. This complicated the Fed's task, of maintaining price stability while preventing a recession, because of uncertainty with regard to the effectiveness of its policy instrument, namely the timing and magnitude of the response of business and consumers to lower interest rates. On the one hand, fiscal stimulus stemming from the recent tax rebates and the positive income effect of the recent reduction in energy prices could result in higher inflation down the road if the Fed reduces rates excessively. On the other hand, the negative wealth effect of weaker stock prices together with the potential for rising unemployment, as firms reduce costs to protect profit margins, could result in a sharp reduction in consumption and tip the economy into recession. The latter has become the more likely scenario, particularly following the terrorist attacks on September 11th. Prior to the attacks, the consensus outlook was for the economy to begin to recover towards the end of the year, once the current process of inventory adjustment was completed. However, this no longer seems likely. The risk of a recession has increased significantly. The silver lining in the cloud is that this is positive for bond markets and makes the management team positive regarding the outlook for the fixed income assets of the Fund going forward.

We sincerely thank you for your confidence in us and for your continued support.

----------
* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
** The MSCI EAFE Index is an unmanaged index of common stocks from European,
   Australian, and Far Eastern markets.
+ The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND, MSCI EAFE INDEX,
      J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through September 30, 2001.

CLASS A

One year                       -15.49%
Five year                        2.32%
Since inception (9/16/94)        3.90%

[CHART]

             CLASS A      EAFE         J.P. Morgan  CPI
9/16/94      $10,000      $10,000      $10,000      $10,000
9/30/94      $ 9,274      $ 9,845      $10,094      $10,054
9/30/95      $ 9,961      $10,460      $11,972      $10,275
9/30/96      $11,030      $11,399      $12,605      $10,584
9/30/97      $13,576      $12,819      $12,639      $10,818
9/30/98      $11,809      $11,782      $14,133      $10,973
9/30/99      $13,775      $15,472      $14,256      $11,261
9/30/00      $14,639      $16,466      $13,087      $11,643
9/30/01      $13,092      $11,477      $13,693      $11,952

CLASS B

One year                       -15.72%
Since inception (1/31/97)         .75%

[CHART]

             Class B      EAFE         J.P. Morgan  CPI
1/31/97      $10,000      $10,000      $10,000      $10,000
9/30/97      $10,730      $11,246      $10,027      $10,094
9/30/98      $ 9,264      $10,336      $11,212      $10,238
9/30/99      $10,887      $13,573      $11,310      $10,507
9/30/00      $11,589      $14,445      $10,382      $10,864
9/30/01      $10,347      $10,068      $10,862      $11,151

CLASS C

One year                       -11.27%
Five year                        2.63%
Since inception (3/1/95)         5.01%

[CHART]

             Class C      EAFE         J.P. Morgan  CPI
 3/1/95      $10,000      $10,000      $10,000      $10,000
9/30/95      $11,026      $11,175      $11,198      $10,146
9/30/96      $12,120      $12,179      $11,791      $10,450
9/30/97      $14,780      $13,696      $11,822      $10,682
9/30/98      $12,759      $12,588      $13,219      $10,834
9/30/99      $14,763      $16,530      $13,335      $11,119
9/30/00      $15,555      $17,592      $12,241      $11,497
9/30/01      $13,801      $12,262      $12,807      $11,801

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                         SHARES      VALUE      PORTFOLIO
-------                                         ------    ---------   ----------
Akzo Nobel                                      19,290   $  786,844       3.0%
Repsol                                          52,550      756,145       2.9%
Australia & New Zealand Banking
 Group, Ltd                                     90,800      716,061       2.8%
Iberdrola                                       50,072      681,729       2.6%
Nomura Securities                               43,600      569,841       2.2%
                                                         ----------      ----
                                                         $3,510,620      13.5%
                                                         ==========      ====

FIVE LARGEST BOND HOLDINGS

                                                           MARKET     % OF BOND
COMPANY                                                     VALUE      PORTFOLIO
-------                                                   ---------   ----------

International Bank of Reconstruction
 and Development 5.250%, 3/20/02                         $1,949,611     11.2%
Italian Government 7.750%, 11/01/06                       1,841,532     10.6%
Government of France 4.000%, 10/25/09                     1,459,436      8.4%
Government of France 6.750%, 10/25/03                     1,133,057      6.5%
International Bank of Reconstruction
 and Development 4.500%, 3/20/03                          1,123,411      6.5%
                                                         ----------     ----
                                                         $7,507,047     43.2%
                                                         ==========     ====

[CHART]

Financial                                  14.2%
Energy                                      5.7%
Communication Services                      7.2%
Technology                                  3.7%
Transportation                              2.6%
Capital Goods                               5.1%
Consumer Cyclical                           2.9%
Basic Materials                             8.4%
Utilities                                   4.7%
Health Care                                 2.6%
Consumer Staples                            0.9%
Foreign Government Bonds                   37.8%
U.S. Government Bonds                       1.1%
Cash and Other Assets/Liabilities           3.1%

                 (This page has been left blank intentionally.)

ADVANTUS International Balanced Fund
Investments in Securities
SEPTEMBER 30, 2001

(Percentages of each investment category relate to total net assets.)

                                            MARKET
SHARES                                      VALUE(a)
------                                   --------------
COMMON STOCK (57.4%)
   ARGENTINA (.2%)
    Telecommunication (.2%)
   15,300   Nortel Invesora SA
            ADR                          $      85,527
                                         -------------
   AUSTRALIA (1 6%)
    Banks (1.6%)
   90,800   Australia & New
            Zealand Banking
            Group, Ltd                         716,061
                                         -------------
   BERMUDA (.6%)
    Insurance (.6%)
    3,500   XL Capital, Ltd.
            Class A                            276,500
                                         -------------
   BRAZIL (.8%)
    Mining (.6%)
   12,360   Vale Rio Doce ADR                  245,964
    Telecommunication (.2%)
   37,600   Embratel ADR                       104,904
                                         -------------
                                               350,868
                                         -------------
   CANADA (2.6%)
    Electrical Equipment (.3%)
   27,000   Nortel Networks
            Corporation                        151,470
    Oil & Gas (2.3%)
   49,750   Husky Energy, Inc                  562,156
   36,000   Transcanada
            Pipelines                          463,531
                                         -------------
                                             1,177,157
                                         -------------
   CHILE (.5%)
    Telecommunication (.5%)
   21,430   Compania de
            Telecomunicaciones
            de Chile SA ADR                    211,085
                                         -------------
   FINLAND (1.0%)
    Insurance (.7%)
   40,525   Sampo Insurance                    309,642
    Paper and Forest (.3%)
   13,000   Stora Enso                         145,029
                                         -------------
                                               454,671
                                         -------------
   FRANCE (5.2%)
    Chemicals (1.3%)
    7,498   Aventis                            568,808
    Houseware (.8%)
   11,662   Bic                                358,975
    Investment Bankers/Brokers (1.1%)
   24,000   AXA-UAP                            473,637
    Machinery (.6%)
   16,470   Alstom                             251,687
    Mining (.8%)
    9,320   Pechiney                           352,241
    Oil & Gas (.6%)
    2,110   Total Fina Elf                     283,433
                                         -------------
                                             2,288,781
                                         -------------
   GERMANY (3.3%)
    Banks (.5%)
    4,000   Deutsche Bank                      218,022
    Chemicals (.6%)
    7,500   Basf Ag                            263,648
    Electric Companies (.8%)
    6,860   E.On Ag                            352,353
    Manufacturing (.5%)
    4,600   Adidas-Salomon                     235,853
    Transport Services (.9%)
   28,200   Deutsche Post Ag (b)               408,340

                                         -------------
                                             1,478,216
                                         -------------
   HONG KONG (4.2%)
    Computer Services & Software (-)
    8,100   China.Com Corporation
            Class A (b)                         16,200
     Electric Companies (.6%)
   72,500   CLP Holdings, Ltd                  278,864
    Investment Bankers/Brokers (1.2%)
   49,200   HSBC Holdings                      515,687
   28,000   Peregrine Investments
            Holdings                                 0
    Oil & Gas (.4%)
  873,345   Petrochina                         166,842
    Real Estate (.8%)
   47,000   Cheung Kong                        366,081

              See accompanying notes to investments in securities.

                                        8

                                            MARKET
SHARES                                      VALUE(a)
------                                   --------------
   HONG KONG--CONTINUED
    Telecommunication (1.2%)
   16,000   China Mobile ADR             $     256,800
  557,400   Swire Pacific Class B              280,504
                                         -------------
                                             1,880,978
                                         -------------
   ITALY (.8%)
    Banks (.8%)
  169,400   Banca Nazionale del
            Lavoro                             359,455
                                         -------------
   JAPAN (7.1%)
    Drugs (1.3%)
   18,000   Ono Pharmaceutical                 566,608
    Electrical Equipment (1.8%)
   34,000   Hitachi                            226,324
   37,000   NEC                                302,199
    7,100   Sony Corporation                   261,639
    Investment Bankers/Brokers (1.3%)
   43,600   Nomura Securities                  569,841
    Machinery (.5%)
   66,000   Komatsu                            238,227
    Office Equipment (.3%)
   17,000   Fujitsu                            142,559
    Telecommunication (.9%)
      86    Nippon Telegraph &
            Telephone
            Corporation                        401,377
    Water Utilities (1.0%)
  37,000   Kurita Water Inds                   450,348
                                         -------------
                                             3,159,122
                                         -------------
   MEXICO (2.1%)
    Mining (.9%)
  168,560   Grupo Carso S.A. (b)               379,716
    Telecommunication (1.2%)
   16,700   Telefonos de Mexico
            ADR (b)                            539,243
                                         -------------
                                               918,959
                                         -------------
   NETHERLANDS (4.0%)
    Chemicals (1.8%)
   19,290   Akzo Nobel                         786,844
    Electrical Equipment (.7%)
   16,100   Philips Electronics                312,306
   NETHERLANDS--CONTINUED
    Investment Bankers/Brokers (.8%)
   13,960   ING Groep                          374,155
    Publishing (.7%)
   13,360   Wolters Kluwer                     296,144
                                         -------------
                                             1,769,449
                                         -------------
   NEW ZEALAND (.6%)
    Telecommunication (.6%)
  141,000   Telecom Corporation
            of New Zealand                     252,952
                                         -------------
   SINGAPORE (.2%)
    Computer Peripherals (.2%)
   14,950   Creative Technology                 71,760
                                         -------------
   SOUTH AFRICA (.9%)
    Mining (.9%)
   25,400   Anglogold Ltd. ADR                 405,384
                                         -------------
   SOUTH KOREA (2.0%)
    Electric Companies (.8%)
   40,200   Korea Electric Power               355,770
   Electrical Equipment (.5%)
    4,000   Samsung GDR                        235,600
   Telecommunication (.7%)
   17,900   Korea Telecom ADR                  327,391
                                         -------------
                                               918,761
                                         -------------
   SPAIN (4.0%)
    Electric Companies (1.5%)
   50,072   Iberdrola SA                       681,729
    Oil & Gas (1.7%)
   52,550   Repsol                             756,145
    Telecommunication (.8%)
   22,615   Telefonica SA                      249,819
    2,946   Telefonica SA (b)                  100,017
                                         -------------
                                             1,787,710
                                         -------------
   SWEDEN (3.5%)
    Banks (2.3%)
   44,600   Foreningssparbanken                468,246
  113,190   Nordic                             556,643
    Trucks and Parts (1.2%)
   17,200   Autoliv                            270,728
   20,800   Volvo                              268,094
                                         -------------
                                             1,563,711
                                         -------------

              See accompanying notes to investments in securities.

                                        9

                                            MARKET
SHARES                                      VALUE(a)
------                                   --------------
   SWITZERLAND (1.3%)
    Banks (.6%)
    6,000   UBS AG                       $     280,606
    Insurance (.7%)
    3,200   Swiss Reinsurance                  314,754
                                         -------------
                                               595,360
                                         -------------
   UNITED KINGDOM (10.9%)
    Aerospace/Defense (.2%)
   17,000   BAE Systems PLC                     82,700
    Air Freight (.9%)
  389,190   Stagecoach Holdings
            PLC                                401,825
    Airlines (.3%)
   54,400   British Airways PLC                143,913
    Banks (1.2%)
   54,100   LLoyds TSB Group PLC               516,820
    Chemicals (.9%)
   28,881   Hanson PLC                         201,939
   47,000   Imperial Chemical
            Industries                         197,557
    Electrical Equipment (.2%)
  137,200   Kidde PLC (b)                      108,383
    Food (.9%)
   57,100   J Sainsbury PLC                    299,384
   12,750   Unilever PLC                        96,785
    Houseware (.2%)
  138,600   Elementis                           80,462
    Manufacturing (.9%)
  218,600   Rolls-Royce PLC                    417,659

    Medical Products/Supplies (1.3%)
   65,850   Nycomed Amersham                   560,530
    Mining (.6%)
   64,100   BHP Billiton PLC                   263,546
    Oil & Gas (.7%)
   41,300   Shell Transportation &
            Trading Company PLC                309,563
    Publishing (.4%)
   33,416   United News &
            Media                              185,641
    Retail (.8%)
   93,320   Marks & Spencer PLC                349,739
    Shipping (.5%)
   67,945   P&O Princess
            Cruises PLC (b)                    223,933
    Telecommunication (.9%)
  102,990   Cable & Wireless                   424,199
                                         -------------
                                             4,864,578
                                         -------------
Total common stock
(cost: $31,519,439)                         25,587,045
                                         -------------
PREFERRED STOCK (.6%)
   GERMANY (.6%)
    Trucks and Parts (.6%)
   12,430   Volkswagen                         290,924
                                         -------------
Total preferred stock
(cost: $329,915)                               290,924
                                         -------------

                                                                                                     MARKET
PRINCIPAL                                                                    COUPON     MATURITY     VALUE(a)
---------                                                                    ------     --------     --------
LONG-TERM DEBT SECURITIES (38.9%)(C)
   AUSTRALIA (1.0%)
    Government (1.0%)
  550,000   New South Wales Treasury Corporation
            (Australian Dollar)                                              6.500%      05/01/06      287,704
  314,000   Queensland Treasury Corporation
            (Australian Dollar)                                              6.500%      06/14/05      163,366
                                                                                                    ----------
                                                                                                       451,070
                                                                                                    ----------

   BELGIUM (1.8%)
    Government (1.8%)
  775,000   Belgium Government (European Currency Unit)                      7.500%      07/29/08      820,343
                                                                                                    ----------
              See accompanying notes to investments in securities.

                                       10

                                                                                                     MARKET
PRINCIPAL                                                                    COUPON     MATURITY     VALUE(a)
---------                                                                    ------     --------     --------
CANADA (1.8%)
    Government (1.8%)
  600,000   Canadian Government (Canadian Dollar)                            7.000%      12/01/06   $  418,826
  500,000   Canadian Government (Canadian Dollar)                            8.750%      12/01/05      367,196
                                                                                                    ----------
                                                                                                       786,022
                                                                                                    ----------
   DENMARK (.6%)
    Government (.6%)
2,264,000   Kingdom of Denmark (Danish Kroner)                               5.000%      08/15/05      283,603
                                                                                                    ----------
   FRANCE (5.8%)
     Government (5.8%)
1,686,000   Government of France (European Currency Unit)                    4.000%      10/25/09    1,459,436
1,172,000   Government of France (European Currency Unit)                    6.750%      10/25/03    1,133,057
                                                                                                    ----------
                                                                                                     2,592,493
                                                                                                    ----------
   GERMANY (7.1%)
    Government (7.1%)
1,043,000   Federal Republic of Germany
            (European Currency Unit)                                         3.250%      02/17/04      944,066
  615,000   Federal Republic of Germany
            (European Currency Unit)                                         3.750%      08/26/03      562,591
  557,000   Federal Republic of Germany
            (European Currency Unit)                                         5.000%      08/19/05      526,992
1,121,000   Federal Republic of Germany
            (European Currency Unit)                                         6.000%      07/04/07    1,111,959
                                                                                                    ----------
                                                                                                     3,145,608
                                                                                                    ----------
   ITALY (6.5%)
    Government (6.5%)
  757,000   Buoni Poliennali del Tesoro
            (European Currency Unit)                                         5.500%      11/01/10      712,440
1,762,393   Italian Government (European Currency Unit)                      7.750%      11/01/06    1,841,532
  335,000   Italian Government (European Currency Unit)                      8.500%      08/01/04      341,743
                                                                                                    ----------
                                                                                                     2,895,715
                                                                                                    ----------
   JAPAN (6.9%)
    Government (6.9%)
125,800,000 International Bank of Reconstruction and
            Development (Japanese Yen)                                       4.500%      03/20/03    1,123,411
227,000,000 International Bank of Reconstruction and
            Development (Japanese Yen)                                       5.250%      03/20/02    1,949,611
                                                                                                    ----------
                                                                                                     3,073,022
                                                                                                    ----------

              See accompanying notes to investments in securities.

                                       11


                                                                                                         MARKET
PRINCIPAL                                                                    COUPON     MATURITY        VALUE(a)
---------                                                                    ------     --------        --------
   NETHERLANDS (1.8%)
    Government (1.8%)
  840,000   Netherlands Government (European Currency Unit)                  5.750%      02/15/07   $  814,069

   SPAIN (1.8%)
    Government (1.8%)
  350,000   Government of Spain (European Currency Unit)                     6.125%      01/31/08      341,546
  404,000   Government of Spain (European Currency Unit)                    10.150%      01/31/06      452,828
                                                                                                    ----------
                                                                                                       794,374
                                                                                                    ----------
   SWEDEN (.4%)
    Government (.4%)
1,700,000   Sweden Kingdom (Swedish Krona)                                   6.000%      02/09/05      166,803
                                                                                                    ----------
UNITED KINGDOM (2.3%)
    Government (2.3%)
  625,000   United Kingdon (British Sterling Pound)                          7.500%      12/07/06    1,027,871
                                                                                                    ----------
   UNITED STATES (1.1%)
    Government (1.1%)
  251,000   FNMA (United States Dollar)                                      4.000%      08/15/03      254,973
  252,000   U.S. Treasury Note (United States Dollar)                        3.625%      08/31/03      255,721
                                                                                                    ----------
                                                                                                       510,694
                                                                                                    ----------
          Total long-term debt securities (cost: $18,056,678)                                       17,361,687
                                                                                                    ----------
SHARES/PAR

SHORT-TERM SECURITIES (1.7%)
  144,826   Bankers Trust Institutional Liquid Assets, current
            rate 3.270%                                                                                144,826
  600,000   U.S. Treasury Bill                                               2.308%      12/18/01      597,154
                                                                                                    ----------
          Total short-term securities (cost: $742,033)                                                 741,980
                                                                                                    ----------
          Total investments in securities (cost: $50,648,065)(d)                                   $43,981,636
                                                                                                    ==========

Notes to Investments in Securities

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principle amounts for foreign debt securities are denominated in the currencies indicated.
(d) At September 30, 2001 the cost of securities for federal income tax purposes was $50,830,412. The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:

    Gross unrealized appreciation                         $   2,509,687
    Gross unrealized depreciation                            (9,358,463)
                                                          -------------
    Net unrealized depreciation                           $  (6,848,776)
                                                          =============

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2001

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for
   detailed listing (a) (identified cost: $50,648,065)                                             $ 43,981,636
Cash in bank on demand deposit                                                                          246,152
Receivable for Fund shares sold                                                                          11,443
Receivable for investment securities sold                                                               210,957
Accrued interest receivable                                                                             449,984
Dividends receivable                                                                                      4,571
Receivable for refundable foreign income taxes withheld                                                  47,732
Collateral for securities loaned (note 6)                                                             1,530,760
Other receivables                                                                                         1,469
                                                                                                   ------------
   Total assets                                                                                      46,484,704
                                                                                                   ------------

                                   LIABILITIES
Bank overdraft of foreign currency (identified cost: $11,949)                                            11,949
Payable for investment securities purchased                                                               6,198
Payable for Fund shares redeemed                                                                         20,828
Payable to Adviser                                                                                      304,294
Payable upon return of securities loaned (note 6)                                                     1,530,760
                                               -                                                   ------------
     Total liabilities                                                                                1,874,029
                                                                                                   ------------
Net assets applicable to outstanding capital stock                                                 $ 44,610,675
                                                                                                   ============
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
    Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
    unallocated) of  $.01 par value                                                                $     48,121
   Additional paid-in capital                                                                        51,486,521
   Excess distributions of net investment income                                                       (660,628)
   Accumulated net realized gains from investments and foreign currency
     transactions                                                                                       439,302
   Unrealized depreciation on investments and translation of assets and liabilities in
     foreign currencies                                                                              (6,702,641)
                                                                                                   ------------
     Total - representing net assets applicable to outstanding capital stock                       $ 44,610,675
                                                                                                   ============
Net assets applicable to outstanding Class A shares                                                $ 40,021,037
                                                                                                   ============
Net assets applicable to outstanding Class B shares                                                $  3,529,914
                                                                                                   ============
Net assets applicable to outstanding Class C shares                                                $  1,059,724
                                                                                                   ============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,311,743                                                          $       9.28
                                                                                                   ============
   Class B - Shares outstanding 384,920                                                            $       9.17
                                                                                                   ============
   Class C - Shares outstanding 115,455                                                            $       9.18
                                                                                                   ============

----------
(a) Includes securities on loan of $1,490,076.

                 See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

   Interest                                                                                        $   817,289
   Dividends (net of foreign withholding taxes of $120,844)                                            830,849
   Income from securities lending activities                                                             2,600
                                                                                                   ------------
      Total investment income                                                                        1,650,738
                                                                                                   ------------
Expenses (note 4):
   Investment advisory fee                                                                             359,101
   Rule 12b-1 fees - Class A                                                                           113,915
   Rule 12b-1 fees - Class B                                                                            42,882
   Rule 12b-1 fees - Class C                                                                            14,461
   Administrative services fee                                                                          63,600
   Transfer agent and shareholder services fees                                                        128,704
   Custodian fees                                                                                       50,696
   Auditing and accounting services                                                                     74,038
   Legal fees                                                                                            9,238
   Directors' fees                                                                                         989
   Registration fees                                                                                    31,768
   Printing and shareholder reports                                                                     32,280
   Insurance                                                                                             1,161
   Other                                                                                                 5,616
                                                                                                   ------------
       Total expenses                                                                                  928,449
Less fees and expenses waived or absorbed by Adviser and Distributor:
     Class A distribution fees                                                                         (22,667)
     Other waived fees                                                                                 (28,799)
                                                                                                   ------------
       Total fees and expenses waived or absorbed                                                      (51,466)
                                                                                                   ------------
       Total net expenses                                                                              876,983
                                                                                                   ------------
       Investment income - net                                                                         773,755
                                                                                                   ------------
Realized and unrealized gains (losses) on investments and foreign currencies:
   Net realized gains (losses) from:
     Investments (note 3)                                                                              686,373
     Foreign currency transactions                                                                    (101,348)
                                                                                                   ------------
                                                                                                       585,025
                                                                                                   ------------
Net change in unrealized appreciation or depreciation on:
   Investments                                                                                      (6,697,194)
   Translation of assets and liabilities in foreign currencies                                          (8,866)
                                                                                                   ------------
                                                                                                    (6,706,060)
                                                                                                   ------------
       Net losses on investments and foreign currencies                                             (6,121,035)
                                                                                                   ------------
Net decrease in net assets resulting from operations                                               $(5,347,280)
                                                                                                   ============

                 See accompanying notes to financial statements

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                2001             2000
                                                                           -------------   -------------
Operations:
   Investment income - net                                                 $    773,755    $  1,047,192
   Net realized gain on investments and foreign currency transactions           585,025       4,706,661
   Net change in unrealized appreciation or depreciation on
     investments and translation of assets and liabilities in foreign
     currencies                                                              (6,706,060)     (2,238,655)
                                                                           ------------    ------------
       Increase (decrease) in net assets resulting from operations           (5,347,280)      3,515,198
                                                                           ------------    ------------
Distributions to shareholders from:
   Investment income - net:
     Class A                                                                   (474,541)     (1,527,226)
     Class B                                                                    (20,756)        (94,738)
     Class C                                                                     (7,703)        (35,036)
   Net realized gains on investments:
     Class A                                                                 (4,464,596)     (2,403,909)
     Class B                                                                   (433,503)       (253,578)
     Class C                                                                   (160,088)       (101,998)
                                                                           ------------    ------------
       Total distributions                                                   (5,561,187)     (4,416,485)
                                                                           ------------    ------------
Capital share transactions (notes 4 and 5): Proceeds from sales:
     Class A                                                                  2,195,662       1,208,791
     Class B                                                                    266,499         608,208
     Class C                                                                     88,765         186,743
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                  4,562,906       2,857,463
     Class B                                                                    444,191         333,981
     Class C                                                                    167,374         136,616
   Payments for redemption of shares:
     Class A                                                                 (4,761,221)     (5,038,334)
     Class B                                                                   (908,928)     (1,535,512)
     Class C                                                                   (603,327)     (1,094,732)
                                                                           ------------    ------------
       Increase (decrease) in net assets from capital share transactions      1,451,921      (2,336,776)
                                                                           ------------    ------------
       Total decrease in net assets                                          (9,456,546)     (3,238,063)
Net assets at beginning of year                                              54,067,221      57,305,284
                                                                           ------------    ------------
Net assets at end of year (including excess distributions of net
   investment income of $660,628 and $1,083,724, respectively)             $ 44,610,675    $ 54,067,221
                                                                           ============    ============

                 See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

(1)  ORGANIZATION

     The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date or, in certain cases, the date dividend notification is received by the Fund. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

      The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

     The Fund may elect to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended September 30, 2001, would reduce net realized gains for tax purposes.

     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease excess distributions of net investment income by $152,341, increase accumulated net realized gains by $211,223 and decrease additional paid-in capital by $363,564.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $17,410,775 and $18,474,838, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $250 million in net assets, .65 percent on the next $250 million, .60 percent on the next $500 million and .55 percent on net assets in excess of $1 billion.

     Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee of up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .20 percent. Securian waived Class A Rule 12b-1 fees in the amount of $22,667 for the year ended September 30, 2001.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,300 per month for accounting, auditing, legal, and other administrative services which Minnesota Life provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Adivsory Agreement, Advantus Capital contractually agreed to absorb all Fund costs and expenses which exceed 1.62% of Class A average daily net assets, 2.42% of Class B average daily net assets and 2.42% of Class C average daily net assets through the year ended September 30, 2001. During the period ended September 30, 2001, Advantus Capital contractually agreed to absorb $28,799 in expenses which were otherwise payable by the Fund in addition to the waived Class A 12b-1 fees discussed above.

     The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services. Under this agreement, the annual fee is equal to the greater of $45,000 or .06 percent of the first $150 million in average daily net assets, .05 percent on the next $850 million in average daily net assets, and .04 percent of average daily net assets in excess of $1 billion.

     For the year ended September 30, 2001, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $26,338.

     As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 3,181,137 shares or 73.8 percent of the Fund's Class A shares.

     During the period ended September 30, 2001, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $7,085.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the years ended September 30, 2001 and 2000 were as follows:

                                             CLASS A                CLASS B                CLASS C
                                        ------------------    -------------------    -----------------
                                          2001       2000       2001        2000        2001     2000
                                        -------    -------    -------     -------    -------    ------
 Sold                                   215,841    100,849     25,152      51,861      8,513    15,773
 Issued for reinvested distributions    438,581    243,718     43,108      28,797     16,228    11,786
 Redeemed                              (458,489)  (422,126)   (87,802)   (130,048)   (59,525)  (92,564)
                                       --------   --------    -------     -------    -------   -------
                                        195,933    (77,559)   (19,542)    (49,390)   (34,784)  (65,005)
                                       ========   ========    =======     =======    =======   =======

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001, securities valued at $1,490,076 were on loan to brokers and the Fund had $1,530,760 in cash collateral.

(7)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                          CLASS A
                                                         ---------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                         ---------------------------------------------------------------------
                                                             2001           2000           1999           1998           1997
                                                         ----------     ---------     ----------     ----------     ----------
Net asset value, beginning of year                       $   11.59      $   11.80     $    10.56     $    13.29     $    11.42
                                                         ----------     ---------     ----------     ----------     ----------
Income from investment operations:
  Net investment income                                        .18            .23            .21            .28            .31
  Net gains (losses) on securities
   (both realized and unrealized)                            (1.28)           .50           1.52          (1.95)          2.24
                                                         ----------     ---------     ----------     ----------     ----------
   Total from investment operations                          (1.10)           .73           1.73          (1.67)          2.55
                                                         ----------     ---------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income                        (.11)          (.36)          (.11)          (.14)          (.40)
  Distributions from net realized gains                      (1.10)          (.58)          (.38)          (.92)          (.28)
                                                         ----------     ---------     ----------     ----------     ----------
   Total distributions                                       (1.21)          (.94)          (.49)         (1.06)          (.68)
                                                         ----------     ---------     ----------     ----------     ----------
Net asset value, end of year                             $    9.28      $   11.59     $    11.80     $    10.56     $    13.29
                                                         ==========     =========     ==========     ==========     ==========
Total return (b)                                            (10.57)%         6.26%         16.65%        (13.02)%        23.09%
Net assets, end of year (in thousands)                   $  40,021      $  47,693     $   49,502     $   46,025     $   54,090
Ratio of expenses to average daily net assets (c)             1.62%          1.52%          1.63%          1.62%          1.51%
Ratio of net investment income (loss) to average daily
  net assets (c)                                              1.60%          1.92%          1.77%          2.38%          2.58%
Portfolio turnover rate (excluding short-term
  securities)                                                 35.6%          44.2%          73.8%          57.0%          73.4%

                                       20


                                                                                 CLASS B
                                                        ------------------------------------------------------------
                                                                                                          PERIOD
                                                                                                        JANUARY 31,
                                                                   YEAR ENDED SEPTEMBER 30,             1997(a) TO
                                                                                                       SEPTEMBER 30,
                                                        ------------------------------------------------------------
                                                             2001         2000      1999      1998         1997
                                                        ----------     --------   -------   --------    ---------
Net asset value, beginning of year                      $    11.49     $  11.66   $ 10.47   $  13.23    $   11.95
                                                        ----------     --------   -------   --------    ---------
Income from investment operations:
  Net investment income                                        .11          .11       .12        .19          .18
  Net gains (losses) on securities
   (both realized and unrealized)                            (1.28)         .51      1.51      (1.93)        1.28
                                                        ----------     --------   -------   --------    ---------
   Total from investment operations.                         (1.17)         .62      1.63      (1.74)        1.46
                                                        ----------     --------   -------   --------    ---------
Less distributions:
  Dividends from net investment income.                       (.05)        (.21)     (.06)      (.10)        (.18)
  Distributions from net realized gains                      (1.10)        (.58)     (.38)      (.92)           -
                                                        ----------     --------   -------   --------    ---------
   Total distributions                                       (1.15)        (.79)     (.44)     (1.02)        (.18)
                                                        ----------     --------   -------   --------    ---------
Net asset value, end of year                            $     9.17     $  11.49   $ 11.66   $  10.47    $   13.23
                                                        ==========     ========   =======   ========    =========
Total return (b)                                            (11.29)%       5.32%    15.84%    (13.63)%      12.30%
Net assets, end of year (in thousands)                  $    3,530     $  4,647   $ 5,293   $  4,869    $   2,287
Ratio of expenses to average daily net assets (c)             2.42%        2.32%     2.43%      2.29%        2.33%(d)
Ratio of net investment income (loss) to average daily
  net assets (c)                                               .79%        1.12%      .94%      1.77%        3.26%(d)
Portfolio turnover rate (excluding short-term
  securities)                                                 35.6%        44.2%     73.8%      57.0%        73.4%

                                                                                    CLASS C
                                                          ------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------------------
                                                             2001           2000        1999        1998       1997
                                                          ---------      ---------   ---------   ---------   ---------
Net asset value, beginning of year                        $   11.50      $   11.66   $   10.48   $   13.24   $   11.40
                                                          ---------      ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income                                         .11            .11         .10         .18         .23
  Net gains (losses) on securities
   (both realized and unrealized)                             (1.28)           .51        1.52       (1.92)       2.19
                                                          ---------      ---------   ---------   ---------   ---------
   Total from investment operations                           (1.17)           .62        1.62       (1.74)       2.42
                                                          ---------      ---------   ---------   ---------   ---------
Less distributions:
  Dividends from net investment income                         (0.5)          (.20)       (.06)       (.10)       (.30)
  Distributions from net realized gains                       (1.10)          (.58)       (.38)       (.92)       (.28)

   Total distributions                                        (1.15)          (.78)       (.44)      (1.02)       (.58)

Net asset value, end of year                               $   9.18      $   11.50   $   11.66   $   10.48   $   13.24
                                                           ========      =========   =========   =========   =========

Total return (b)                                             (11.27)%         5.36%      15.71%     (13.67)%     21.95%
Net assets, end of year (in thousands)                    $   1,060      $   1,728   $   2,510   $   3,074   $   4,025
Ratio of expenses to average daily net assets (c)              2.42%          2.33%       2.44%       2.49%       2.37%
Ratio of net investment income (loss) to average daily
  net assets (c)                                                .78%          1.09%        .94%       1.52%       1.82%
Portfolio turnover rate (excluding short-term
  securities)                                                 35.6%           44.2%       73.8%       57.0%       73.4%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $51,466, $73,544, $35,105, $162,744 and $114,735 in expenses for the years ended
     September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.73%, 1.65%, 1.70%, 1.91% and 1.75%, respectively, and the ratio of net investment income to average daily net assets would have been 1.49%, 1.79%, 1.70%, 2.09% and 2.34%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.42%, 2.43%, 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been .74%, 1.02%, .94%, 1.62% and 3.12%, respectively, for the years ended September 30, 2001, 2000, 1999, 1998 and for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.43%, 2.44%, 2.64% and 2.45%, respectively, and the ratio of net investment income to average daily net assets would have been .73%, .99%, .94%, 1.37% and 1.74%, respectively for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
(d)  Adjusted to an annual basis

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus International Balanced Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                      KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                      PER
PAYABLE DATE                                                         SHARE
                                                                 ---------
Income distributions-taxable as dividend income,
0% qualifying for deduction by corporations.
December 1, 2000*                                                $   .4135
December 21, 2000                                                    .0688
March 22, 2001                                                       .0374
                                                                 ---------
                                                                 $   .5197
                                                                 =========

Capital gains distributions-taxable as long-term
 capital gains, 20% rate
December 1, 2000                                                 $   .6835
                                                                 =========

  *Represents $.4135 of short-term capital gains (taxable as dividend income).

CLASS B

                                                                      PER
PAYABLE DATE                                                         SHARE
                                                                 ---------
Income distributions-taxable as dividend income,
0% qualifying for deduction by corporations.
December 1, 2000*                                                $   .4135
December 21, 2000                                                    .0475
                                                                 ---------
                                                                 $   .4610
                                                                 =========

Capital gains distributions-taxable as long-term
 capital gains, 20% rate
December 1, 2000                                                 $   .6835
                                                                 =========

  *Represents $.4135 of short-term capital gains (taxable as dividend income).

CLASS C

                                                                      PER
PAYABLE DATE                                                         SHARE
                                                                 ---------
Income distributions-taxable as dividend income,
0% qualifying for deduction by corporations.
December 1, 2000*                                                $   .4135
December 21, 2000                                                    .0478
                                                                 ---------
                                                                 $   .4613
                                                                 =========

Capital gains distributions-taxable as long-term
 capital gains, 20% rate
December 1, 2000                                                 $   .6835
                                                                 =========

  *Represents $.4135 of short-term capital gains (taxable as dividend income).

     The fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing for your foreign tax credit.

                                          CLASS A                             CLASS B                          CLASS C
                         CLASS A          FOREIGN           CLASS B           FOREIGN        CLASS C           FOREIGN
                         INCOME           TAX PAID          INCOME            TAX PAID        INCOME           TAX PAID
COUNTRY                 PER SHARE        PER SHARE        PER SHARE          PER SHARE      PER SHARE         PER SHARE
---------           -------------    -------------     -------------    -------------    -------------    -------------
Argentina           $    0.001920    $    0.000000     $    0.000865    $    0.000000    $    0.000865    $    0.000000
Australia                0.019184                -          0.008643                -         0.008643                -
Belgium                  0.010899         0.000013          0.004911         0.000006         0.004911         0.000006
Bermuda                  0.003434                -          0.001547                -         0.001547                -
Brazil                   0.010556         0.001308          0.004756         0.000589         0.004756         0.000589
Canada                   0.020067         0.001110          0.009041         0.000500         0.009041         0.000500
Denmark                  0.005206            -              0.002346                -         0.002346                -
Finland                  0.004916         0.002230          0.002215         0.001005         0.002215         0.001005
France                   0.043646         0.001389          0.019665         0.000626         0.019665         0.000626
Germany                  0.033066         0.001283          0.014898         0.000578         0.014898         0.000578
Hong Kong                0.014482                -          0.006525                -         0.006525                -
Israel                   0.000108                -          0.000049                -         0.000049                -
Italy                    0.037550         0.003399          0.016918         0.001531         0.016918         0.001531
Japan                    0.036877         0.000762          0.016615         0.000343         0.016615         0.000343
Mexico                   0.003349         0.000068          0.001509         0.000031         0.001509         0.000031
Netherlands              0.016890         0.001538          0.007610         0.000693         0.007610         0.000693
New Zealand              0.002545         0.000811          0.001147         0.000366         0.001147         0.000366
Norway                   0.000618                -          0.000279                -         0.000279                -
Phillipines              0.000041         0.000014          0.000019         0.000006         0.000019         0.000006
Spain                    0.018267         0.001689          0.008230         0.000761         0.008230         0.000761
South Africa             0.004029         0.000455          0.001815         0.000205         0.001815         0.000205
Sweden                   0.011404         0.001319          0.005138         0.000594         0.005138         0.000594
Switzerland              0.000520         0.002209          0.000234         0.000995         0.000234         0.000995
United Kingdom           0.070599         0.005706          0.031809         0.002571         0.031809         0.002571
                    -------------    -------------     -------------    -------------    -------------    -------------
TOTAL FOREIGN            0.370172         0.025304          0.166783         0.011401         0.166783         0.011401
                    -------------    -------------     -------------    -------------    -------------    -------------
United States            0.018575                -          0.008369                -         0.008369                -
                    -------------    -------------     -------------    -------------    -------------    -------------
TOTAL               $    0.388747    $    0.025304     $    0.175152    $    0.011401    $    0.175152    $    0.011401
                    =============    =============     =============    =============    =============    =============

                                                          SHAREHOLDERS SERVEICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging."

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS
  ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. READ THE PROSPECTUS
                          CAREFULLY BEFORE YOU INVEST.

[ADVANTUS CAPITAL MANAGEMENT LOGO]

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
2001-1030-30108N

SECURIAN FINANCIAL SERVICES, INC.                             PRESORTED STANDARD
400 ROBERT STREET NORTH                                       U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                       ST. PAUL, MN
                                                              PERMIT NO. 3547

ADDRESS SERVICE REQUESTED




F.48651 Rev. 11-2001